EXHIBIT 99.1

Superconductor Technologies Inc Announces Receipt of Delisting Determination Letter From Nasdaq and Expected Continuation of the Merger Agreement With Clearday

AUSTIN, Texas, Sept. 30, 2020 (GLOBE NEWSWIRE) -- Superconductor Technologies Inc. (“STI” or the “Company”) today announced that it received a letter from the Nasdaq Hearing Panel (“Panel”) determining to delist the shares of the Company’s common stock from The Nasdaq Stock Market. As a result of the decision, suspension of trading in the shares will be effective at the open of business on September 30, 2020.

As previously disclosed, the Company appealed to the Panel on February 27, 2020 due to its failure to maintain compliance with Nasdaq’s minimum closing bid price rule (“Bid Price Rule”) and minimum $2.5 million in shareholder equity (“Shareholder Equity Rule”). The Company had previously cured its Shareholder Equity Rule deficiency. Under Nasdaq rules, as adjusted for the April 2020 Nasdaq rule change to allow for the tolling of the compliance period for companies experiencing a deficiency regarding the Bid Price Rule, the Company had until September 18, 2020 to demonstrate compliance with the Bid Price Rule for 10 consecutive trading days. The Company called a special meeting of stockholders to be held on September 2, 2020, however, the Company had to adjourn the meeting several times and only obtained the requisite stockholder vote on September 9, 2020, and the reverse split became effective in the market on September 10, 2020, by which time the Company was unable to show compliance with the Bid Price Rule’s 10 consecutive trading day requirement on or before September 18, 2020.

The Panel indicated that the Nasdaq Stock Market will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission, after applicable appeal periods have lapsed. The Company expects that its common stock will be quoted on one of the tiers of OTC Market, initially the OTC Pink Open Market, operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities, and expects to issue a press release with additional information shortly.

Clearday Merger Agreement

The Company also announced that, although the “outside date” of its merger agreement with Clearday has expired, both the Company and Clearday intend to finalize an extension to the merger agreement and proceed with the merger. Clearday has agreed that the listing of the Company’s common stock on the Nasdaq is not a condition to the closing of the merger. There is no assurance that the parties will complete such negotiation successfully or conclude the merger.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between STI and Clearday, the parties intend to file relevant materials with the SEC, including a STI registration statement on Form S-4 that will contain a combined proxy statement/prospectus/information statement. INVESTORS AND STOCKHOLDERS OF STI AND CLEARDAY ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CLEARDAY, THE PROPOSED MERGER AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by STI with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by STI with the SEC by written request to: Superconductor Technologies Inc. 15511 W. State Hwy 71, Suite 110-105, Austin, TX 78738, (512) 650-7775, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. The information in the websites of STI and Clearday is not incorporated into this press release and will not be incorporated into such SEC filed documents.

No Offer or Solicitation

This communication shall not constitute an offer to sell, the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

STI and its directors and executive officers, and Clearday, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of STI in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the proxy statement/prospectus/information statement referred to above. Additional information about STI’s directors and executive officers is included in STI’s definitive proxy statement, filed with the SEC on April 26, 2019. These documents are available free of charge at the SEC website (www.sec.gov) and from the Corporate Secretary of STI at the address above.

About Superconductor Technologies Inc. (STI)

Superconductor Technologies Inc. is a leader in cryogenic technology. Since 1987, STI has led innovation in HTS materials, cryogenic cryocoolers developing more than 100 patents as well as proprietary trade secrets and manufacturing expertise. For more than 20 years STI utilized its unique manufacturing process for solutions to maximize capacity utilization and coverage for Tier 1 telecommunications operators. Headquartered in Austin, TX, Superconductor Technologies Inc.'s common stock is listed under the ticker symbol “SCON.” For more information about STI, please visit http://www.suptech.com

About Clearday, Inc.

Clearday is an innovative longevity care and wellness company, with a modern, hopeful vision for making high quality care options more accessible, affordable, and empowering for older Americans and those who love them. Through its subsidiary Memory Care America (MCA), it operates a network of highly rated residential memory care communities in four U.S. states. With its Clearday Clubs concept, Clearday will bring the same standard of excellence found in its MCA residential facilities to a daytime-only community model that is dramatically less expensive than residential care options. Clearday Clubs are expected to open in the second quarter of 2020. Learn more about Clearday and Clearday Clubs at myclearday.com

Safe Harbor Statement

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning STI, its future listing on Nasdaq and other matters. These statements may discuss the likelihood of remaining listed on Nasdaq, and STI goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of STI, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the expiration of the outside date in the Clearday merger agreement and the possibility the parties will not negotiate an extension or, if negotiated, that the merger will not be consummated; the possibility that the Company needs to liquidate without completing the Clearday merger; the delisting of STI’s common stock by Nasdaq and suspension of trading on September 30, 2020; the reduced liquidity and share price that may occur upon a delisting; the possibility that the Company’s stock trades on the OTC Pink for an indeterminate time or that the Company is unable to move to a higher tier of the OTC Markets; uncertainty as to how, whether and when trading will commence on the OTC Pink Open Market or other market tier made available by OTC Markets Group; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in STI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. STI can give no assurance that it will remain listed on Nasdaq. Except as required by applicable law, STI undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact

Moriah Shilton, or Kirsten Chapman, LHA Investor Relations, 1-415-433-3777 invest@suptech.com